UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                           Reported): October 27, 2006

                        Alternative Loan Trust 2006-36T2
                        --------------------------------
                       (Exact name of the issuing entity)
                      Commission File Number of the issuing
                             entity: 333-131630-63

                                   CWALT, Inc.
                                   -----------
            (Exact name of the depositor as specified in its charter)
               Commission File Number of the depositor: 333-131630

                          Countrywide Home Loans, Inc.
                          ----------------------------
             (Exact name of the sponsor as specified in its charter)

                Delaware                                87-0698307
                --------                                ----------
      (State or Other Jurisdiction                   (I.R.S. Employer
   of Incorporation of the depositor)      Identification No. of the depositor)

4500 Park Granada
Calabasas, California                                            91302
---------------------                                          ---------
(Address of Principal                                          (Zip Code)
 Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------

================================================================================


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a- 12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Section 8 Other Events

Item 8.01 Other Events.

On October 27, 2006, CWALT, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of October 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as a seller, Park Granada LLC, as a seller ("Park Granada"), Park Monaco Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and together with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2006-36T2. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

On October 27, 2006, the Trustee entered into an interest rate corridor contract (the "Corridor Contract"), as evidenced by a confirmation (the "Confirmation"), dated October 27, 2006, between the Trustee and Bear Stearns Financial Products Inc. (the "Counterparty"). The Confirmation is annexed hereto as Exhibit 99.2.

On January 30, 2006, the Company entered into an Item 1115 Agreement (the "Item 1115 Agreement"), dated as of January 30, 2006, among the Company, CHL, CWMBS, Inc. ("CWMBS"), CWABS, Inc. ("CWABS"), CWHEQ, Inc. ("CWHEQ") and the Counterparty. The Item 1115 Agreement is annexed hereto as Exhibit 99.3.

On October 27, 2006, the Master Servicer appointed Litton Loan Servicing LP ("Litton") to serve as special servicer of the mortgage loans included in Alternative Loan Trust 2006-36T2 pursuant to a Special Sub-Servicing Agreement (the "Special Sub-Servicing Agreement"), dated as of May 1, 2001, by and among CHL, Credit-Based Asset Servicing and Securitization LLC and Litton. The Special Sub-Servicing Agreement is annexed hereto as Exhibit 99.4.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)   Financial statements of businesses acquired.

      Not applicable.

(b)   Pro forma financial information.

      Not applicable.

(c)   Shell Company Transactions.

(d)   Exhibits.

Exhibit No.       Description

   99.1 The Pooling and Servicing Agreement, dated as of October 1, 2006, by and among the Company, the Sellers, the Master Servicer and the Trustee.

   99.2 The Confirmation, dated October 27, 2006, between the Trustee and the Counterparty.

   99.3 The Item 1115 Agreement, dated as of January 30, 2006, by and among the Company, CHL, CWMBS, CWABS, CWHEQ and the Counterparty.

   99.4 The Special Sub-Servicing Agreement, dated as of May 1, 2001, by and among CHL, Credit-Based Asset Servicing and Securitization LLC and Litton.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        CWALT, INC.



                                                        By: /s/ Darren Bigby
                                                            ----------------
                                                        Darren Bigby
                                                        Vice President



Dated:  November 8, 2006

                                  Exhibit Index



Exhibit

   99.1 The Pooling and Servicing Agreement, dated as of October 1, 2006, by and among the Company, the Sellers, the Master Servicer and the Trustee.

   99.2 The Confirmation, dated October 27, 2006, between the Trustee and the Counterparty.

   99.3 The Item 1115 Agreement, dated as of January 30, 2006, by and among the Company, CHL, CWMBS, CWABS, CWHEQ and the Counterparty.

   99.4 The Special Sub-Servicing Agreement, dated as of May 1, 2001, by and among CHL, Credit-Based Asset Servicing and Securitization LLC and Litton.